OPTION AWARD AGREEMENT ("Agreement") dated as of _____________, between BURLINGTON INDUSTRIES, INC., a Delaware corporation (the "Company"), and the other party signatory hereto (the "Participant").

         WHEREAS, the Participant is a key employee of the Company or one of its subsidiaries, joint ventures or affiliates and, upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide the Participant with an incentive to remain in its employ and to increase Participant's interest in the success of the Company by granting Participant the option awards herein described (the "Awards") pursuant to the Company's 1998 Equity Incentive Plan (the "Plan");

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

         1.       Incorporation of Plan; Definitions.

         Awards granted hereunder are subject in their entirety to the terms and conditions of the Plan, which are incorporated herein by reference. The terms used in this Agreement that are not defined herein shall have the definitions assigned to them in the Plan.

          2.       Options.

                  (a) Grant of Options. The Company hereby grants to the Participant, effective as of the date hereof (the "Grant Date"), options (the "Options") to purchase the number of shares of Common Stock of the Company specified on Exhibit A hereof, such Options to be exercisable at the exercise price per share (the "Option Price") set forth on Exhibit A. The shares issuable upon exercise of Options are hereinafter referred to as the "Option Shares".

                  (b) Vesting. The Options shall vest and become exercisable on the date or dates set forth on Exhibit A hereto (the "Vesting Date"), unless previously vested, forfeited or adjusted in accordance with the provisions of Section 7 or 8 hereof. The Options shall not be exercisable following the date which shall be the tenth anniversary of the Grant Date (the "Option Term").

                  (c) Exercise of Options; Restrictions on Stock Purchased.

                           (i) Notice. Subject to the conditions set forth below, the Participant may exercise all or any portion of the Options (to the extent vested) by giving written notice to the Company's Director of Benefits or Director of Compensation and Benefits at 336-379-2076. The date of exercise of the Options with respect to the number of shares of Common Stock specified in the notice shall be the date on which the conditions provided in paragraph (ii) below and Sections 3 and 6 herein are satisfied.

                           (ii) Payment. Prior to the delivery to the Participant of a certificate evidencing shares of Common Stock in respect of which all or a portion of the Options shall have been exercised (which certificate shall bear a legend evidencing such limitations on transfer, if any, as may be applicable to such shares (a "Certificate")), the Participant shall have paid to the Company the Option Price of all shares of Common Stock purchased pursuant to such exercise of the Options in cash or via a broker-assisted cashless exercise transaction, or, with the consent of the Committee (which consent shall be granted in the sole discretion of the Committee), in shares of Common Stock already owned by the Participant (valued at the then Fair Market Value), through withholding of Common Stock subject to the Option with a value equal to the exercise price, in other property acceptable to the Committee or in any combination of cash, shares of Common Stock or such other property, or such other manner of settlement of the Option Price as the Committee shall determine.

                           (iii) Other Provisions. Notwithstanding the foregoing, the Committee may also permit the exercise of Options through such other procedures as the Committee shall in its discretion approve.

                  (d) Status of Options. The Options granted hereby are not intended to qualify as Incentive Stock Options.

         3.       Registration of Shares.

         No Award which is exercisable or payable in shares of Common Stock and granted under this Agreement shall be exercisable or payable, nor shall any shares of Common Stock be issued pursuant to the exercise or vesting of any Award granted under this Agreement, unless the shares of Common Stock subject to such Award have been registered under the Securities Act or the Company has determined that an exemption from registration under the Securities Act is available and applicable.

         4.       Restrictions on Transfer.

         Subject to Section 8(b) of the Plan, Options shall not be transferable prior to vesting other than by will or the laws of descent and distribution, by a qualified legal representative in the event of disability or incompetence, or pursuant to a qualified domestic relations order as defined in the Code and Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder.

         5. Rights as a Stockholder.

                  (a) Stockholder Rights. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock issuable hereunder until a certificate or certificates evidencing such shares shall have been issued to or in the name of the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof. With respect to shares so issued to or in the name of the Participant, the Participant shall have all rights of a holder of Common Stock as to such shares, including the right to receive dividends and the right to vote in accordance with the Company's Certificate of Incorporation.

                  (b) Dividends and Distributions. Any shares of Common Stock received by the Participant as a result of a stock dividend on the shares issued hereunder or a stock distribution to Participant as the holder of such shares shall be subject to the same restrictions as the shares issued hereunder and all references to shares issued hereunder shall be deemed to include such additional shares of Common Stock.

         6.       Withholding of Taxes.

         The Company and its subsidiaries shall have the right, before a certificate for any shares of Common Stock is delivered to the Participant, to require the Participant in connection with any Award to remit to the Company or the applicable subsidiary employer an amount sufficient to satisfy any Federal, state or local tax withholding requirements. Prior to the determination by the Company or its subsidiary of such withholding liability, such individual may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by the Participant. Such election may be denied by the Committee in its discretion or may be made subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the Participant under Section 16(b) of the Exchange Act. In addition, in the discretion of the Committee, the Company may make available for delivery a lesser number of shares, in satisfaction of such taxes, assessments or other governmental charges. At the discretion of the Committee, the Participant acknowledges that the Company may deduct or withhold amounts owing with respect to taxes under this Award from any payment or distribution to Participant whether or not pursuant to the Plan.

         7.       Consequences of Termination of Employment.

                  (a) Termination of Employment Defined. For purposes of this Award and the Plan, the employment of the Participant shall be deemed terminated if the Participant is no longer employed as a salaried employee by the Company or any of its subsidiaries, joint ventures or affiliates.

                  (b)  Death,  Retirement  or  Permanent  Disability;  Change of
         Control. If termination is without Cause or the Participant terminates voluntarily for Good Reason and such termination, in either case, takes place within two years after the occurrence of a Change of Control or if termination occurs by reason of death, Retirement or Permanent Disability and such termination occurs prior to the Vesting Date of the Participant's Options, all of the unvested Options shall vest and become exercisable immediately upon the effectiveness of such termination. All vested Options shall be exercisable for the period of one year following any termination by reason of death, three years following any termination after a Change of Control described in this paragraph (b), and the shorter of five years or the remainder of the Option Term following Permanent Disability or Retirement, and, if not so exercised, shall expire.

                  (c) Termination For or Without Cause; Voluntary Termination With or Without Good Reason; Forfeiture in Event of Certain Activities. If the Participant's employment is terminated for or without Cause or if the Participant voluntarily terminates employment with or without Good Reason (and any such termination does not occur within two years after a Change of Control), or if Participant engages in certain activities described below, then the following shall result; provided, however, that the Committee may, in its sole discretion, accelerate the vesting of any Awards (and payment thereunder) which would otherwise be forfeited as described below:

                           (i) If such termination occurs prior to the date that
                  an Option (or any portion thereof) has become vested, the unvested portion of such Option shall be deemed cancelled as of the date of such termination without payment therefor and the Company shall have no further obligation with respect thereto.

                           (ii) If such  termination is a voluntary  termination
                  without Good Reason and occurs on or following the date an Option (or any portion thereof) has become vested, vested Options then outstanding shall continue to remain outstanding and be subject to the applicable provisions of the Plan, except that such Options must be exercised during the shorter of the 90-day period following such termination or the remainder of the Option Term.

                           (iii) If termination is without Cause or if the Participant voluntarily terminates with Good Reason and such termination occurs on or following the date an Option (or any portion thereof) has become vested, vested Options then outstanding shall continue to remain outstanding and be subject to the applicable provisions of the Plan and this Agreement, except that such Options must be exercised within the shorter of three years following such termination or the remainder of the Option Term.

                           (iv) If at any time during the period ending one year
                  after the last date the Option Award hereunder is exercisable under the terms of this Agreement, Participant is terminated for Cause or engages in any activity in competition with any activity of the Company, or any activity inimical, contrary or harmful to the interests of the Company as determined by the Committee, in the case of officers or division presidents, or by the management salary committee, in the case of other Participants, including, but not limited to (a) conduct related to Participant's employment, for which either criminal or civil penalties against Participant could be sought, (b) violation of Company policies, including, without limitation, a knowing violation of the Company's insider trading policy,
                  (c) within the one-year period following termination of employment with the Company, accepting employment with or serving as a consultant, advisor or in any other capacity to a person or entity (including self- employment or ownership) that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (d) disclosing or misusing any confidential or proprietary information or material concerning the Company, or (e) participating in, or assisting, a hostile takeover attempt of the Company, then (1) this Option Award shall terminate effective as of the date on which Participant first enters into such activity (the "Forfeiture Date"), unless terminated sooner by operation of another term or condition of this Agreement or the Plan, and
                  (2) any gain (the difference between the exercise price and the fair market value of one share of Common Stock on the date of exercise, times the number of Options exercised) realized from exercising all or a portion of any Option Award within the one-year period immediately preceding the Forfeiture Date, shall be immediately paid by Participant to the Company (irrespective of subsequent market increase or decrease).

                  (d) By accepting this Agreement, Participant consents to a deduction from any amounts the Company owes Participant from time to time (including amounts owed as wages or other compensation, fringe benefits or vacation pay, as well as any other amounts owed to Participant by the Company), to the extent of the amounts Participant owes the Company under paragraph (c)(iv) above. Whether the Company elects to make any deduction or set-off in whole or in part, if the Company does not recover by means of deduction or set-off the full amount owed it, calculated as set forth above, Participant agrees to pay immediately the unpaid balance to the Company.

                  (e) Definitions. For purposes of this Section 7, the following definitions shall be applicable:

                           (i) A termination  for "Cause" means a termination of
                  employment with the Company or any of the Company's subsidiaries or joint ventures which, as determined by the Committee, is by reason of (x) the commission by the Participant of a felony or a perpetration by the Participant of a dishonest act, material misrepresentation or common law fraud against the Company or any subsidiary, joint venture or other affiliate thereof, (y) any other act or omission which is injurious to the financial condition or business reputation of the Company or any subsidiary, joint venture or other affiliate thereof, or (z) the willful failure or refusal of the Participant to substantially perform the material duties of the Participant's position with the Company or any of the Company's subsidiaries, joint ventures or affiliates;

                           (ii) "Good Reason" means, with respect to the Participant, (x) "good reason" as defined in an employment agreement applicable to the Participant, or (y) if the Participant does not have an employment agreement that defines "good reason", (A) a failure to promptly pay compensation due and payable to the Participant in connection with his or her employment, (B) a material adverse change in the Participant's position with the Company or any of the Company's subsidiaries, joint ventures or affiliates, or (C) the assignment to the Participant of duties materially and adversely inconsistent with the Participant's position at the time of such assignment with the Company or any of the Company's subsidiaries, joint ventures or other affiliates;

                           (iii) "Permanent  Disability" shall be defined in the
                  same manner as such term or a similar term is defined in the long-term disability policy maintained by the Company or any of the Company's subsidiaries or joint ventures for the Participant and in effect on the date of the Participant's termination of employment with the Company or any of the Company's subsidiaries, joint ventures or other affiliates; provided, however, that the relevant condition must continue for six consecutive months before being deemed a "Permanent Disability"; and

                           (iv) "Retirement" means resignation or termination of
                  employment after attainment of the Participant's sixty-fifth birthday, unless the Committee determines otherwise in its sole discretion.

8.       Certain Adjustments; Disputes.

                  (a) Effect of  Reorganization.  Subject to the  provisions  of
         Section 7 hereof, in the event that (i) the Company is merged or consolidated with another corporation, (ii) all or substantially all the assets of the Company are acquired by another corporation, person or entity, (iii) the Company is reorganized, dissolved or liquidated, or (iv) the division or subsidiary for which the Participant performs services is sold, merged, consolidated, reorganized or liquidated (each such event in (i), (ii), (iii), or (iv) being hereinafter referred to as a "Reorganization Event"), or (v) the Board shall propose that the Company enter into a Reorganization Event, then the Committee shall make adjustments to provide each Participant with a benefit equivalent to that to which the Participant would have been entitled had such Reorganization Event not occurred.

                  (b) Dilution and other Adjustments. In the event of a stock dividend, stock split, recapitalization, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value or other similar event affecting the Common Stock, the Committee shall make any or all of the following adjustments that in its discretion it deems necessary or advisable to provide the Participant with a benefit equivalent to that to which Participant would have been entitled had such event not occurred: (i) adjust the number of Awards granted to the Participant, (ii) adjust the Option Price of any Options, and (iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes.

                  (c)  Disputes.  The  Committee's  authority to  interpret  and
         construe  the  Plan  and  this  Agreement,   and  resolve  any  dispute
         hereunder, shall be final, conclusive and binding on all persons.

         9.       Amendment of this Agreement.

         This Agreement may be amended only by a writing signed by both parties.

         10.      Miscellaneous.

                  (a) No Rights to Grants or Continued Service. Except as expressly provided for herein, the Participant shall have no claim or right to be granted an Award under the Plan, nor shall Participant have a right to receive payment of an Award in any form other than as the Committee shall approve. Neither the Plan nor any action taken hereunder shall be construed as giving the Participant any right to be retained in the employ or service of the Company.

                  (b) Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware.

                  (c) Binding Obligation; Survival; Assignment. The Participant hereby represents that this Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding obligation of the Participant, enforceable against the Participant in accordance with its terms.

                  (d) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his or her attention at the mailing address set forth at the foot of this Agreement (or to such other address as shall have been specified to the Company in writing) and, if to the Company, to it at 3330 West Friendly Avenue, Greensboro, North Carolina 27410, Attention: Corporate Secretary. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

                  (e) Other Matters. This Agreement and the other related agreements expressly referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement, both as of the date and year first above written.



BURLINGTON INDUSTRIES, INC.                          PARTICIPANT


By___________________________                 _____________________________
James M. Guin                                        Name:
Vice President, Human Relations                      Address:
and Public Relations






         PERFORMANCE   SHARE   AWARD   AGREEMENT   ("Agreement")   dated  as  of
_____________, between BURLINGTON INDUSTRIES, INC., a Delaware corporation (the "Company"), and the other party signatory hereto (the "Participant").

         WHEREAS, the Participant is a key employee of the Company or one of its subsidiaries, joint ventures or affiliates and, upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide the Participant with an incentive to remain in its employ and to increase Participant's interest in the success of the Company by granting Participant the equity incentive awards herein described (the "Awards") pursuant to the Company's 1998 Equity Incentive Plan (the "Plan");

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

         1.       Incorporation of Plan; Definitions.

         Awards granted hereunder are subject in their entirety to the terms and conditions of the Plan, which are incorporated herein by reference. The terms used in this Agreement that are not defined herein shall have the definitions assigned to them in the Plan.

         2.       Performance Shares.

                  (a)  Grant  of  Award.   The  Company  hereby  grants  to  the
         Participant, effective as of the Grant Date, Performance Shares having the terms and conditions set forth below and in attached Exhibit A.

                  (b) Determination of Award. The Performance Shares granted hereby shall entitle the Participant to receive the number of shares of Common Stock determined with reference to attaining the performance goals (the "Performance Goals") for the Performance Period set forth in Exhibit A. Determination of accomplishment of Performance Goals will be made as promptly as possible following the date of measurement indicated on Exhibit A (the "Date of Measurement") and shall be subject to the approval of the Committee, which determination shall be conclusive and binding. At such time, the Committee shall certify in writing that the Performance Goals and any other material terms have been satisfied (a "Written Certification"), and shall record in its records the award shares so achieved (the "Award Shares").

                  (c) Vesting and Payment. After the Committee's Written Certification is recorded, unless earlier forfeited, vested or adjusted in accordance with the provisions of Section 7 or 8 hereof, the right to payment of the Award Shares shall vest as set forth on Exhibit A. As promptly as practicable following the Date of Measurement, the Participant shall be entitled to receive such number of shares of Common Stock as shall be determined based on achievement of the Performance Goals set forth on Exhibit A. The Committee, in its sole discretion, may decide to satisfy Performance Share Awards partially or wholly in cash.

         3.       Registration of Shares.

         No Award which is exercisable or payable in shares of Common Stock and granted under this Agreement shall be exercisable or payable, nor shall any shares of Common Stock be issued pursuant to the exercise or vesting of any Award granted under this Agreement, unless the shares of Common Stock subject to such Award have been registered under the Securities Act or the Company has determined that an exemption from registration under the Securities Act is available and applicable.

         4.       Restrictions on Transfer.

         Subject to Section 8(b) of the Plan, Performance Shares shall not be transferable prior to vesting other than by will or the laws of descent and distribution, by a qualified legal representative in the event of disability or incompetence, or pursuant to a qualified domestic relations order as defined in the Code and Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder.

         5. Rights as a Stockholder.

                  (a) Stockholder Rights. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock issuable hereunder until a certificate or certificates evidencing such shares shall have been issued to or in the name of the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof. With respect to shares so issued to or in the name of the Participant, the Participant shall have all rights of a holder of Common Stock as to such shares, including the right to receive dividends and the right to vote in accordance with the Company's Certificate of Incorporation.

                  (b) Dividends and Distributions. Any shares of Common Stock received by the Participant as a result of a stock dividend on the shares issued hereunder or a stock distribution to Participant as the holder of such shares shall be subject to the same restrictions as the shares issued hereunder and all references to shares issued hereunder shall be deemed to include such additional shares of Common Stock.

         6.       Withholding of Taxes.

         The Company and its subsidiaries shall have the right, before a certificate for any shares of Common Stock is delivered to the Participant, to require the Participant in connection with any Award to remit to the Company or the applicable subsidiary employer an amount sufficient to satisfy any Federal, state or local tax withholding requirements. Prior to the determination by the Company or its subsidiary of such withholding liability, such individual may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by the Participant. Such election may be denied by the Committee in its discretion or may be made subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the Participant under Section 16(b) of the Exchange Act. In addition, in the discretion of the Committee, the Company may make available for delivery a lesser number of shares, in satisfaction of such taxes, assessments or other governmental charges. At the discretion of the Committee, the Participant acknowledges that the Company may deduct or withhold amounts owing with respect to taxes under this Award from any payment or distribution to Participant whether or not pursuant to the Plan.

         7.       Consequences of Termination of Employment.

                  (a) Termination of Employment Defined. For purposes of this Award and the Plan, the employment of the Participant shall be deemed terminated if the Participant is no longer employed as a salaried employee by the Company or any of its subsidiaries, joint ventures or affiliates.

                  (b) Death, Retirement or Permanent Disability; Change of Control. If termination is without Cause or the Participant terminates voluntarily for Good Reason and such termination, in either case, takes place within two years after the occurrence of a Change of Control or if termination occurs by reason of death, Retirement or Permanent Disability, and such termination occurs prior to the end of the Performance Period for the Participant's Performance Shares, the Performance Shares shall vest and the amount of the Award Shares to be paid shall be determined based on Total Shareholder Return achieved as of the date of such termination under the Performance Goals set forth in Exhibit A. Any such Award Shares shall be paid immediately following such determination.

                  (c) Termination For or Without Cause; Voluntary Termination With Or Without Good Reason; Forfeiture in Event of Certain Activities. If the Participant's employment is terminated for or without Cause or if the Participant voluntarily terminates employment with or without Good Reason (and any such termination does not occur within two years after a Change of Control), or if Participant engages in certain activities described below, then the following shall result; provided, however, that the Committee may, in its sole discretion, accelerate the vesting of any Awards (and payment thereunder) which would otherwise be forfeited as described below:

                           (i) If such  termination  occurs  prior to the end of
                  the Performance Period and is a termination without Cause or if the Participant voluntarily terminates with Good Reason, the Performance Shares shall vest and the amount of the Award Shares to be paid shall be determined based on Total Shareholder Return achieved as of the date of such termination under the Performance Goals set forth in Exhibit A. Any such Award Shares shall be paid immediately following such determination.

                           (ii) If such  termination  occurs prior to the end of
                  the Performance Period and the Participant terminates voluntarily without Good Reason or such termination is for Cause, any unvested and unpaid Performance Shares shall be deemed cancelled as of the date of such termination and the Company shall have no further obligation with respect thereto.

                  (d) By accepting this Agreement, Participant consents to a deduction from any amounts the Company owes Participant from time to time (including amounts owed as wages or other compensation, fringe benefits or vacation pay, as well as any other amounts owed to Participant by the Company). Whether the Company elects to make any deduction or set-off in whole or in part, if the Company does not recover by means of deduction or set-off the full amount owed it, calculated as set forth above, Participant agrees to pay immediately the unpaid balance to the Company.

                  (e) Definitions. For purposes of this Section 7, the following definitions shall be applicable:

                           (i) A termination  for "Cause" means a termination of
                  employment with the Company or any of the Company's subsidiaries or joint ventures which, as determined by the Committee, is by reason of (x) the commission by the Participant of a felony or a perpetration by the Participant of a dishonest act, material misrepresentation or common law fraud against the Company or any subsidiary, joint venture or other affiliate thereof, (y) any other act or omission which is injurious to the financial condition or business reputation of the Company or any subsidiary, joint venture or other affiliate thereof, or (z) the willful failure or refusal of the Participant to substantially perform the material duties of the Participant's position with the Company or any of the Company's subsidiaries, joint ventures or affiliates;

                           (ii) "Good Reason" means, with respect to the Participant, (x) "good reason" as defined in an employment agreement applicable to the Participant, or (y) if the Participant does not have an employment agreement that defines "good reason", (A) a failure to promptly pay compensation due and payable to the Participant in connection with his or her employment, (B) a material adverse change in the Participant's position with the Company or any of the Company's subsidiaries, joint ventures or affiliates, or (C) the assignment to the Participant of duties materially and adversely inconsistent with the Participant's position at the time of such assignment with the Company or any of the Company's subsidiaries, joint ventures or other affiliates;

                           (iii) "Permanent  Disability" shall be defined in the
                  same manner as such term or a similar term is defined in the long-term disability policy maintained by the Company or any of the Company's subsidiaries or joint ventures for the Participant and in effect on the date of the Participant's termination of employment with the Company or any of the Company's subsidiaries, joint ventures or other affiliates; provided, however, that the relevant condition must continue for six consecutive months before being deemed a "Permanent Disability"; and

                           (iv) "Retirement" means resignation or termination of
                  employment after attainment of the Participant's sixty-fifth birthday, unless the Committee determines otherwise in its sole discretion.

         8.       Certain Adjustments; Disputes.

                  (a) Effect of  Reorganization.  Subject to the  provisions  of
         Section 7 hereof, in the event that (i) the Company is merged or consolidated with another corporation, (ii) all or substantially all the assets of the Company are acquired by another corporation, person or entity, (iii) the Company is reorganized, dissolved or liquidated, or (iv) the division or subsidiary for which the Participant performs services is sold, merged, consolidated, reorganized or liquidated (each such event in (i), (ii), (iii), or (iv) being hereinafter referred to as a "Reorganization Event"), or (v) the Board shall propose that the Company enter into a Reorganization Event, then the Committee shall make adjustments to provide each Participant with a benefit equivalent to that to which the Participant would have been entitled had such Reorganization Event not occurred.

                  (b) Dilution and other Adjustments. In the event of a stock dividend, stock split, recapitalization, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value or other similar event affecting the Common Stock, the Committee shall make any or all of the following adjustments that in its discretion it deems necessary or advisable to provide the Participant with a benefit equivalent to that to which Participant would have been entitled had such event not occurred: (i) adjust the number of Awards granted to the Participant, and (ii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes.

                  (c)  Disputes.  The  Committee's  authority to  interpret  and
         construe  the  Plan  and  this  Agreement,   and  resolve  any  dispute
         hereunder, shall be final, conclusive and binding on all persons.

         9. Amendment of this Agreement.

         This Agreement may be amended only by a writing signed by both parties.

         10.      Miscellaneous.

                  (a) No Rights to Grants or Continued Service. Except as expressly provided for herein, the Participant shall have no claim or right to be granted an Award under the Plan, nor shall Participant have a right to receive payment of an Award in any form other than as the Committee shall approve. Neither the Plan nor any action taken hereunder shall be construed as giving the Participant any right to be retained in the employ or service of the Company.

                  (b) Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware.

                  (c) Binding Obligation; Survival; Assignment. The Participant hereby represents that this Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding obligation of the Participant, enforceable against the Participant in accordance with its terms.

                  (d) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his or her attention at the mailing address set forth at the foot of this Agreement (or to such other address as shall have been specified to the Company in writing) and, if to the Company, to it at 3330 West Friendly Avenue, Greensboro, North Carolina 27410, Attention: Corporate Secretary. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

                  (e) Other Matters. This Agreement and the other related agreements expressly referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement, both as of the date and year first above written.



BURLINGTON INDUSTRIES, INC.                          PARTICIPANT


By___________________________                 _____________________________
James M. Guin                                        Name:
Vice President, Human Relations                      Address:
and Public Relations